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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) - December 7, 2000


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                               THE MONY GROUP INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                                                   13-3976138
(State or other jurisdiction of               1-14603                (IRS Employer
         Incorporation)              (Commission File Number)     Identification No.)


                The MONY Group Inc.                                        10019
                   1740 Broadway                                        (Zip Code)
                New York, New York
     (Address of principal executive offices)


                                 (212) 708-2000
              (Registrant's telephone number, including area code)


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                                       N/A
             (Former name or address, if changed since last report)


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ITEM 5.    OTHER EVENTS

                On December 7, 2000 The MONY Group Inc. (the "Company") entered into a Pricing Agreement related to an Underwriting Agreement dated March 3, 2000 with respect to the issuance and sale by the Company of $275,000,000 aggregate principal amount of its 7.45% Senior Notes due December 15, 2005 (the "Notes"). The issuance of the Notes was registered under the Securities Act of 1933, as amended, pursuant to the Registration Statement on Form S-3 (Reg. No. 333-94487) of the Company.



ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS

                (C) Exhibits.

                1.1 Underwriting Agreement, dated March 3, 2000 (incorporated by reference to Exhibit 1.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on March 8, 2000).

                1.2 Pricing Agreement, dated December 7, 2000, among The MONY Group Inc., Credit Suisse First Boston Corporation, Chase Securities Inc., Goldman, Sachs & Co., Salomon Smith Barney, Inc., Advest, Inc. and Fleet Securities, Inc.

                4.1 Amended and Restated Senior Note Indenture, dated February 15, 2000, between the Company and The Chase Manhattan Bank, as Trustee, as supplemented by the First Supplemental Indenture, dated March 8, 2000 (incorporated by reference to Exhibits 4.1 and 4.2 respectively, to the Company's Current Report on Form 8-K filed with the SEC on March 8, 2000).

                4.2 Second Supplemental Indenture to Amended and Restated Senior Note Indenture, dated as of December 12, 2000, providing for the issuance of the Company's 7.45% Senior Notes due December 15, 2005.

                4.3 Form of 7.45% Senior Note due December 15, 2005 (included in Exhibit 4.2 above).

                99.1    News Release of the Company, dated December 7, 2000.



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, The MONY Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE MONY GROUP INC.



                                     By:  /s/  Richard Daddario
                                         ---------------------------------------
                                          Richard Daddario
                                          Executive Vice President and Chief
                                            Financial Officer




Date: December 11, 2000



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                                  Exhibit Index


                1.1 Underwriting Agreement, dated March 3, 2000 (incorporated by reference to Exhibit 1.1 to the Company's Current Report on Form 8-K filed with the SEC on March 8, 2000).

                1.2 Pricing Agreement, dated December 7, 2000, among The MONY Group Inc., Credit Suisse First Boston Corporation, Chase Securities Inc., Goldman, Sachs & Co., Salomon Smith Barney, Inc., Advest, Inc. and Fleet Securities, Inc.

                4.1 Amended and Restated Senior Note Indenture, dated February 15, 2000, between the Company and The Chase Manhattan Bank, as Trustee, as supplemented by the First Supplemental Indenture, dated March 8, 2000 (incorporated by reference to Exhibits 4.1 and 4.2 respectively, to the Company's Current Report on Form 8-K filed with the SEC on March 8, 2000).

                4.2 Second Supplemental Indenture to Amended and Restated Senior Note Indenture, dated as of December 12, 2000, providing for the issuance of the Company's 7.45% Senior Notes due December 15, 2005.

                4.3 Form of 7.45% Senior Note due December 15, 2005 (included in Exhibit 4.2 above).

                99.1    News Release of the Company, dated December 7, 2000.




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